Exhibit 25.1

                          = = = = = = = = = = = = = = =

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ___________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                _________________________________________________

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

               __________________________________________________

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)


NEW YORK                                                             13-5160382
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

1 WALL STREET                                                             10286
NEW YORK, NEW YORK                                                   (Zip Code)
(Address of principal executive offices)

                                Michael Shepherd
                                 General Counsel
                                 One Wall Street
                                   15th Floor
                            New York, New York 10286
                                Tel: 212 635-6748

            (Name, address and telephone number of agent for service)
                 ______________________________________________
                           PERMANENT FUNDING NO.2 LTD
               (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                              (I.R.S. employer
(State or other jurisdiction of                             identification No.)
incorporation or organization)

35 Great St Helen's
London EC3A 6AP
England
                                                                     (Zip Code)
(Address of principal executive offices)

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1.     GENERAL  INFORMATION.   FURNISH  THE  FOLLOWING  INFORMATION  AS  TO THE
       TRUSTEE:

       (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------------
                     Name                                           Address
----------------------------------------------------------------------------------------------
      Superintendent of Banks of the State of         One State Street, New York, N.Y.
      New York                                        10004-1417, and Albany, N.Y. 12223

      Federal Reserve Bank of New York                33 Liberty Street, New York, N.Y.  10045

      Federal Deposit Insurance Corporation           Washington, D.C.  20429

      New York Clearing House Association             New York, New York   10005

       (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


       Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of September, 2007.


                                        THE BANK OF NEW YORK


                                        By:  /s/ Vincent Giraud
                                             --------------------------------
                                             Vincent Giraud
                                             Assistant Vice President

                                                                      EXHIBIT 7

-------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2007, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin                  1,859,000
  Interest-bearing balances.........................                 12,315,000
Securities:
  Held-to-maturity securities.......................                  1,572,000
  Available-for-sale securities.....................                 20,948,000
Federal funds sold and securities purchased under
  agreements to resell:
  Federal funds sold in domestic offices............                    491,000
  Securities purchased under agreements to resell...                    153,000
Loans and lease financing receivables:
  Loans and leases held for sale....................                          0
  Loans and leases, net of unearned                                  31,479,000
  LESS: Allowance for loan and lease losses.........                    289,000
  Loans and leases, net of unearned income and
    allowance.......................................                 31,190,000
Trading assets......................................                  3,171,000
Premises and fixed assets (including capitalized
  leases)...........................................                    844,000
Other real estate owned.............................                      2,000
Investments in unconsolidated subsidiaries and
  associated companies..............................                    340,000
Not applicable
Intangible assets:
  Goodwill..........................................                  2,714,000
  Other intangible assets...........................                    966,000
Other assets........................................                  7,043,000
                                                                    -----------
Total assets........................................                 83,608,000
                                                                    ===========



LIABILITIES
Deposits:
  In domestic offices...............................                 26,775,000
  Noninterest-bearing...............................                 16,797,000
  Interest-bearing..................................                  9,978,000
  In foreign offices, Edge and Agreement
     subsidiaries, and IBFs.........................                 33,309,000
  Noninterest-bearing...............................                    702,000
  Interest-bearing..................................                 32,607,000
Federal funds purchased and securities sold under
  agreements to repurchase:
  Federal funds purchased in domestic offices.......                    712,000
   Securities sold under agreements to repurchase...                    129,000
Trading liabilities.................................                  2,321,000
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases).........................                  3,621,000
Not applicable
Not applicable
Subordinated notes and debentures...................                  2,255,000
Other liabilities...................................                  5,933,000
                                                                     ----------
Total liabilities...................................                 75,055,000
                                                                     ==========
Minority interest in consolidated subsidiaries                          161,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus......                           0
Common stock.......................................                   1,135,000
Surplus (exclude all surplus related to preferred
  stock)...........................................                   2,143,000
Retained earnings..................................                   5,430,000
Accumulated other comprehensive income.............                    -316,000
Other equity capital components....................                           0
Total equity capital...............................                   8,392,000
                                                                    -----------
Total liabilities, minority interest, and equity
  capital..........................................                  83,608,000
                                                                    ============

       I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas P. Gibbons,
                                                  Chief Financial Officer

       We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell             Directors
Catherine A. Rein